UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

SIRONA DENTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue, Suite 500, Long Island City, New York (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (718) 937-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A amends and restates Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2011. At the time of the original filing, the Company omitted its conclusion regarding the frequency of stockholder advisory votes on named executive officer compensation. Item 5.07 is amended to add a new subsection (d), which discloses the Company’s decision as to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders for the fiscal year ended in 2010 (the “Annual Meeting”) of Sirona Dental Systems, Inc. (the “Company”) was held on February 23, 2011.

(b)	The following matter concerning the election of directors of the Company (“Directors”) was voted upon at the Annual Meeting with the accompanying results:

Election of Directors whose term expires at the Annual Meeting of the Stockholders for the fiscal year ending in 2013:

	For	Withheld	Broker Non-Votes
William K. Hood	49,873,660	965,469	1,962,164
Thomas Jetter	50,213,244	625,885	1,962,164
Harry M. Jansen Kraemer, Jr.	42,726,521	8,112,608	1,962,164
Jeffrey T. Slovin	49,821,406	1,017,723	1,962,164

The following additional matters were voted upon at the Annual Meeting with the following results:

(1)	The proposal to ratify the appointment of KPMG AG, Wirtschaftsprüfungsgesellschaft, Frankfurt, Germany as the Company’s independent auditors for the fiscal year ending September 30, 2011 was approved by stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
52,595,899	193,618	11,776	0

(2)	The advisory proposal on compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting under “Other Information for the Annual Meeting of Sirona Dental Systems, Inc.’s Stockholders—Compensation of Executive Officers” was approved by stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
50,211,571	601,812	25,746	1,962,164

(3)	With respect to the advisory proposal on the frequency with which stockholders will vote for the approval of the compensation of the Company’s named executive officers, stockholders voted by a plurality vote for every year.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
29,416,684	268,414	21,128,923	25,108	1,962,164

(c)	Inapplicable.

(d)	In light of the results of the stockholder’s nonbinding advisory vote with respect to the frequency with which stockholders will vote for the approval of the compensation of the Company’s named executive officers, the Company currently intends in the future to hold an annual nonbinding advisory vote on such named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.

Date: June 2, 2011	By:	/s/ Jonathan Friedman
Jonathan Friedman
Secretary and General Counsel

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